Exhibit 99.1

Recro Pharma Presents Data for Neuromuscular Blocking and

Reversal Agents at the AUA 2018 Annual Meeting

MALVERN, Pa., April 30, 2018 (GLOBE NEWSWIRE) — Recro Pharma, Inc. (NASDAQ:REPH), a revenue generating specialty pharmaceutical company focused on therapeutics for the hospital and other acute care settings, today announced that a poster highlighting preclinical data for its ultra-short acting neuromuscular blocking (RP2000) and reversal agents was presented at the Association of University Anesthesiologists (AUA) 2018 Annual Meeting, which took place April 26-27, 2018 in Chicago.

“This compelling data demonstrates not only the effective and rapid activity of the ultra-short acting neuromuscular blocking agent (NMBA) in a preclinical primate model, but also showcases the ability of the rapid-acting reversal agent to antagonize the molecule and induce recovery,” said John Savarese, Professor Emeritus of Anesthesiology, Weill Cornell Medical College. “These preclinical data provide support for the continued evaluation of these molecules, which may have the combined potential to meaningfully enhance both induction and recovery of the neuromuscular blockade for patients in a surgical setting.”

The poster, titled “In Monkeys, Reversal of the Ultra-Short Acting NMBA 1759-50 by Either D- or L-cysteine is Equally Rapid. Glutathione (GSH) is Also a Rapidly-acting and Effective Antagonist,” describes results from preclinical research evaluating the reversal of RP2000 (referred to as CW 1759-50 in this poster), an ultra-short acting, nondepolarizing NMBA. RP2000 is rapidly degraded in vitro by L-cysteine, or cysteine adduction. In a primate model, a control dose of RP2000 (0.2mg/kg) was administered and spontaneous recovery allowed. Subsequently, an identical dose of CW 1759-50 was administered, and one-minute post-administration, the antagonist, either L-cysteine, D-cysteine or GSH, was administered.

In this study, D-cysteine was demonstrated to be equi-effective with L-cysteine as an antagonist of RP2000, as measured by duration of injection to recovery of twitch, twitch recovery interval and twitch train of four (TOF) recovery interval. GSH was demonstrated to be an effective accelerator of recovery from infusions. GSH is a tripeptide where L-cysteine is the central amino acid, yielding L-cysteine after enzymatic cleavage in the blood. Exogenous GSH presumably accelerates recovery by increasing availability of L-cysteine to accelerate adduction, inactivating the NMBA.

“We believe these innovative assets, acquired from Cornell University in 2017, have the potential to reduce time in the surgical suite and the post-anesthesia care unit, providing a significant pharmacoeconomic benefit to hospitals,” said Gerri Henwood, President and Chief Executive Officer of Recro Pharma. “These data presented at AUA provide the foundation upon which we plan to advance the development of these agents, contributing to the expansion of and strengthening our acute care pipeline.”

About Recro Pharma, Inc.

Recro Pharma is a specialty pharmaceutical company that operates through two business divisions, an Acute Care, hospital product division and a revenue-generating contract development and manufacturing, or CDMO division, located in Gainesville, GA. The Acute Care division is primarily focused on developing innovative products for hospital and other acute care settings. The Company’s lead product candidate is a proprietary injectable form of meloxicam, a long-acting preferential COX-2 inhibitor. Intravenous (IV) meloxicam has successfully completed two pivotal Phase III clinical efficacy trials, a large double-blind placebo-controlled Phase III safety trial, four Phase II clinical efficacy trials, as well as other safety studies. In 2017, Recro submitted the NDA for IV meloxicam to the FDA for review, it was accepted by the FDA and there is a late May 2018 PDUFA date. As injectable meloxicam is in the non-opioid class of drugs, the Company believes it will overcome many of the issues associated with commonly prescribed opioid therapeutics, including respiratory depression, constipation, excessive nausea and vomiting, as well as having no addictive potential while maintaining meaningful analgesic effects for relief of pain. The Company’s pipeline also includes other early-stage product candidates, including two novel NMBAs and a related proprietary reversal agent. The Company’s CDMO division leverages its formulation expertise to develop and manufacture pharmaceutical products using its proprietary delivery technologies and other manufacturing services for commercial partners who commercialize or plan to commercialize these products. These collaborations can result in revenue streams including royalties, profit sharing, research and development and manufacturing fees, which support continued operations for its CDMO division and it contributes non-dilutive funding for the development and pre-commercialization activities of its Acute Care division.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Recro’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “upcoming,” “plan,” “target,” “intend” and “expect” and similar expressions, as they relate to Recro or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Recro as of the date of this press release and are subject to a number of risks, uncertainties, and other factors that could cause Recro’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. Recro assumes no obligation to update any such forward-looking statements. Factors that could cause Recro’s actual performance to materially differ from those expressed in the forward-looking statements set forth in this press release include, without limitation: results and timing of the preclinical studies and clinical trials of the Company’s product candidates, including its NMBAs RP1000 and RP2000; unfavorable new preclinical and clinical data and additional analyses of existing preclinical and clinical data for the Company’s product candidates, including RP1000 and RP2000; whether results of early preclinical studies and clinical trials will be indicative of the results of future preclinical studies and clinical trials and whether interim results from a preclinical study or clinical trial will be predictive of the final results of the study or trial; the Company’s ability to resolve any clinical holds or other regulatory actions imposed on its

NMBAs; the Company’s ability to obtain and maintain regulatory approval of its product candidates, including IV meloxicam and the NMBAs and the labeling under any such approval; the Company’s ability to successfully launch and commercialize its product candidates, including IV meloxicam and the NMBAs, in each case if approved; results and timing of the phase IIIb clinical trials of IV meloxicam; the extent to which the Company’s product candidates, including IV meloxicam and the NMBAs, in each case if approved, is accepted by the medical community, including physicians, patients, health care providers and hospital formularies; the availability of coverage and adequate and timely reimbursement for such product candidates, if approved; the Company’s ability to raise future financing for continued product development, IV meloxicam commercialization and the payment of milestones; the Company’s ability to achieve its financial goals, including financial guidance; the Company’s ability to pay its debt; regulatory developments in the United States and foreign countries; customer product performance and ordering patterns, the performance of third-party suppliers and manufacturers; and the Company’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. The forward-looking statements in this press release should be considered together with the risks and uncertainties that may affect Recro’s business and future results included in Recro’s filings with the Securities and Exchange Commission at www.sec.gov.

CONTACT:

Investor Relations Contact:

Argot Partners

Susan Kim/Natalie Wildenradt

(212) 600-1902

susan@argotpartners.com

natalie@argotpartners.com

Recro Pharma, Inc.

Michael Celano

(484) 395-2413

mcelano@recropharma.com

Media Contact:

Argot Partners

David Rosen

(212) 600-1902

david.rosen@argotpartners.com